UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 14, 2017

Repros Therapeutics Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-15281 (Commission File Number)	76-0233274 (I.R.S. Employer Identification No.)

2408 Timberloch Place, Suite B-7
The Woodlands, TX	77380
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 719-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 14, 2017, Repros Therapeutics Inc. (the “Company”) received a notification letter (the “Notice”) from NASDAQ advising the Company that for 30 consecutive business days preceding the date of the Notice, the closing bid price of the Company’s common stock had been below the $1.00 per share minimum required for continued listing on The NASDAQ Capital Market pursuant to NASDAQ Marketplace Rule 5550(a)(2) (the “Minimum Bid Price Rule”).

The Notice has no effect on the listing of the Company’s common stock at this time and the Company’s common stock will continue to trade on the NASDAQ Capital Market under the symbol “RPRX.”

The Notice also stated that the Company will be provided 180 calendar days, or until December 11, 2017, to regain compliance with the Minimum Bid Price Rule. To do so, the closing bid price of the Company’s common stock must be at or above $1.00 per share for a minimum of ten consecutive business days prior to that date.

If by December 11, 2017 the Company cannot demonstrate compliance with the Minimum Bid Price Rule, the Company may be eligible for additional time. To qualify, the NASDAQ staff will determine whether or not the Company meets The NASDAQ Capital Market initial listing criteria set forth in NASDAQ Marketplace Rule 5550, except for the Minimum Bid Price Rule. If the Company meets the initial listing criteria (with the exception of the Minimum Bid Price Rule) and provides written notice of its intention to cure the deficiency during the second compliance period, the NASDAQ staff will inform the Company that it has been granted an additional 180 calendar day compliance period.

If the Company is not eligible for an additional 180-day compliance period, the NASDAQ staff will provide written notice that the Company’s securities will be subject to delisting. At that time, the Company may appeal the NASDAQ staff’s determination to delist its securities to a NASDAQ Hearings Panel. There can be no guarantee that the Company will be able to maintain its NASDAQ listing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPROS THERAPEUTICS INC.

By:	/s/ Kathi Anderson
Kathi Anderson
Chief Financial Officer

Dated: June 16, 2017